                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------


                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 17, 2005
                                                         ----------------


                        FAMILY HOME HEALTH SERVICES INC.
                        --------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                     NEVADA
                                     ------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


       000-32887                                       02-0718322
       ---------                                       ----------
(COMMISSION FILE NUMBER)                 (I.R.S. EMPLOYER IDENTIFICATION NUMBER)

                            801 WEST ANN ARBOR TRAIL
                                   SUITE 200
                               PLYMOUTH, MICHIGAN
                                     48170
                                     ------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)

                                 (734) 414-9990
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                  MYOCASH, INC.
                                  -------------
         (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

         On January 17, 2005, Family Home Health Services Inc. (the "Company") entered into and closed on an Ownership Exchange Agreement by and among the Company, Family Home Health Services, LLC, Kevin R. Ruark and James H. Pilkington (the "Ownership Exchange Agreement"), pursuant to which the Company simultaneously acquired Family Home Health Services, LLC, a Delaware limited liability company that is a provider of home healthcare services in the U.S., primarily in Florida, with a broad service offering in home health services and home medical care. Reference is made to Item 2.01 of this report for further information regarding the terms of the Ownership Exchange Agreement.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         (a) Effective on January 17, 2005, the Company entered into and closed on the Ownership Exchange Agreement and completed the acquisition of Family Home Health Services, LLC. Under the terms of the Ownership Exchange Agreement, the Company issued 10,000,000 shares of its common stock to each of Messrs. Ruark and Pilkington (an aggregate of 20,000,000 shares) in exchange for all outstanding membership interests of Family Home Health Services, LLC held by them; and Mr. Marvin Winick, the President of the Company, resigned.

         As a result of the transaction described above, Family Home Health Services, LLC became a wholly-owned subsidiary of the Company, which is now a holding company with no separate business operations.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

         In connection with the acquisition of Family Home Health Services, LLC set forth under Item 2.01 above, the Company, on January 17, 2005, issued an aggregate of 20,000,000 shares of its common stock to Messrs. Ruark and Pilkington in exchange for all of the outstanding membership interests in Family Home Health Services, LLC. Messrs. Ruark and Pilkington were each 50% holders of the membership interests of Family Home Health Services, LLC. Also in connection with the acquisition, Messrs. Ruark and Pilkington became officers of the Company and Mr. Winick transferred an aggregate of 4,050,000 shares of common stock to Messrs. Ruark and Pilkington for no additional consideration.

         The Company issued those shares in reliance upon the exemption from registration for non-public offerings under Section 4(2) of the Securities Act of 1933, as amended, based on the facts that the transaction was privately negotiated, there was no general solicitation and Messrs. Ruark and Pilkington are accredited and sophisticated investors. The transfers by Mr. Winick to Messrs. Ruark and Pilkington were made without the payment of any consideration to Mr. Winick and were further made in reliance upon the exemptions for resales under Sections 4(1) and 4(2) of the Securities Act of 1933, as amended, based on the facts that the transactions were privately negotiated, there was no general solicitation and Messrs. Ruark and Pilkington are accredited and sophisticated investors.


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

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         In connection with the change of control of the Company pursuant to the Ownership Exchange Agreement, the members of the Company's Board of Directors deemed it in the best interests of the Company to change its independent accountant. As of March 15, 2005, the Company dismissed Michael Johnson & Co. LLP, and engaged Rehmann Robson, P.C., as the Company's independent accountant. As a result, Rehmann Robson, P.C. will serve as the Company's independent accountant for the fiscal year ended December 31, 2004. This decision, approved by the Company's Board of Directors on March 14, 2005, was not based upon any disagreement with, or dissatisfaction with the quality of professional services rendered by, Michael Johnson & Co. LLP.

         Michael Johnson & Co. LLP served as the Company's independent accountant and audited the Company's financial statements from its inception on November 17, 2000 through March 15, 2005. During this period, there have been no disagreements with Michael Johnson & Co. LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Michael Johnson & Co. LLP, would have caused it to make reference to the subject matter of the disagreements in connection with their reports. Neither of Michael Johnson & Co. LLP's audit reports on the Company's financial statements for the fiscal years ended October 31, 2002 or 2003 contained an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope, or accounting principles.

         The Company is in the process of providing to Michael Johnson & Co. LLP a copy of this Item 4.01 and requesting that Michael Johnson & Co. LLP furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements by the Company in this Item 4.01 and, if not, stating the respects in which it does not agree. A copy of this letter will be filed in an amendment to this report and will be attached thereto as an exhibit.

ITEM 5.01 CHANGES IN CONTROL OF COMPANY

         On November 3, 2004, Messrs. Ruark and Pilkington were elected to the Board of Directors of the Company. Concurrently therewith, Mr. Winick, the sole director, resigned as a director of the Company.

         As a result of the issuance of an aggregate of 20,000,000 shares of the Company's common stock in connection with the acquisition of Family Home Health Services, LLC, Messrs. Ruark and Pilkington became collectively the beneficial holders of 92% of the Company's outstanding shares of voting common stock. In addition, Messrs. Ruark and Pilkington were appointed as officers of the Company.

         Previously, over 51% of the outstanding shares of the Company were held by Mr. Winick. In addition, the parties had an understanding that Mr. Winick would vote his shares to elect Messrs. Ruark and Pilkington to the Company's Board of Directors and that Mr. Winick would transfer an aggregate of 4,050,000 shares of common stock to Messrs. Ruark and Pilkington. Those shares were issued as gifts by Messrs. Ruark and


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Pilkington to charitable entities organized by each of them as described below.

         The following table sets forth certain information regarding beneficial ownership of the Company's common stock as of the date of this report by:

         (i) each person (or group or affiliated persons) known by the Company to own beneficially more than 5% of the Company's common stock;

         (ii)  each of the Company's executive officers and directors; and

         (iii) all executive officers and directors as a group.

Except as indicated in the footnotes to this table, the persons named in the table, based upon information provided by such persons, have sole voting and sole investment power with respect to all shares of common stock shown as beneficially owned by them.

                                                               Number of Shares of Common      % of Beneficial
Name and Address of Beneficial Owner                           Stock Beneficially Owned        Ownership
-------------------------------------------------------------- ------------------------------- -----------------------
Kevin R. Ruark (1)(2)                                                     12,025,000                     46%

James H. Pilkington (1)(3)                                                12,025,000                     46%

James  M. Mitchell (1)                                                             0                      0

All Directors and Officers as a Group (3 persons)                         24,050,000                     92%


(1) A director and/or executive officer of the Company. The address of all executive officers and directors of the Company is c/o Family Home Health Services Inc., 801 West Ann Arbor Trail Suite 200, Plymouth, Michigan 48170.

(2) Includes 1,596,000 shares held by the Ruark Charitable Remainder Unitrust of which Mr. Ruark is the trustee and 76,000 shares owned by The Charis Foundation
- II, a charitable foundation of which Mr. Ruark is the President and a director.

(3) Includes 1,596,000 shares held by the Pilkington Charitable Remainder Unitrust of which Mr. Pilkington is the trustee and 76,000 shares owned by The God's Children Foundation - II, a charitable foundation of which Mr. Pilkington is the President and a director.




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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPLE OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPLE OFFICERS

         On November 3, 2004, Mr. Winick resigned as a director of the Company. On January 17, 2005, Mr. Winick resigned as President of the Company.

         Upon the execution and closing of the Ownership Exchange Agreement Mr. Ruark was appointed as the Chief Executive Officer, President and Chairman, Mr. Pilkington was appointed as Vice-President and Chief Development Officer and James M. Mitchell was appointed as Treasurer and Chief Financial Officer of the Company.

         The following Table sets forth information regarding the members of the Company's Board of Directors and its executive officers. Each of the directors will serve until the next annual meeting of the Company's shareholders.

            Name                              Age         Position
            --------------------------------- ----------- -----------------------------------------------
            Kevin R. Ruark                    47          Chief Executive Officer, President and
                                                          Chairman of the Board

            James H. Pilkington               57          Vice President, Chief Development Officer and
                                                          Director

            James M. Mitchell                 36          Treasurer and Chief Financial Officer

Kevin H. Ruark was elected as a director of the Company effective November 3, 2004 and was appointed Chief Executive Officer, President and Chairman effective January 17, 2005. Between 2000 and 2004, Mr. Ruark served as the Chief Executive Officer of Family Home Health Services, LLC.

From 1998 to 2000, Mr. Ruark was Chief Executive Officer of Thumb Area Health Plan, a Medicaid Qualified Health Plan located in Michigan. From 1986 to 1996, Mr. Ruark was President and Chief Executive Officer of RN Home Health Care located in Michigan.

Mr. Ruark holds a Bachelors of Science degree from Houghton College.

James H. Pilkington was elected as a director of the Company effective November 3, 2004 and was appointed Vice President and Chief Development Officer effective January 17, 2005. Between 2000 and 2004, he served as Chief Development Officer of Family Home Health Services, LLC where he was responsible for directing the overall activities of the company's development operations. From 1998 to 2000, Mr. Pilkington was Chief Operating Officer of Thumb Area Health Plan. From 1986 to 1993, Mr. Pilkington was Development Director of Emergency Consultants, Inc.

Mr. Pilkington received a BBA from the University of Detroit in 1971, completed a Graduate Program in Health Care and Hospital Administration from The City University of New York (joint program between Bernard Baruch College and Mt. Sinai Medical Center) in 1974, and received a PhD from LaSalle University in Health Services Management in 2002.


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
James M. Mitchell was appointed as the Treasurer and Chief Financial Officer of the Company effective January 17, 2005. Mr. Mitchell served as the Chief Financial Officer of Family Home Health Services, LLC since joining the company in November 2004. Between 2001 and 2004, Mr. Mitchell was the Chief Financial Officer of a national retailing company with operations in both Michigan and Ohio. Prior to his time in private industry, Mr. Mitchell spent over 10 years in public accounting with both national and regional firms. Mr. Mitchell holds a Bachelor of Business Administration degree from The University of Michigan and is licensed by the State of Michigan as a certified public accountant.

         The Company does not have any employment agreements with any of its executive officers.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR END

         (a) On November 3, 2004, the Company amended its articles of incorporation to change its name from Myocash, Inc. to Family Home Health Services Inc.

         (b) Effective on January 17, 2005, the Company changed its fiscal year end to adopt the fiscal year end of Family Home Health Services, LLC, which is December 31. A report covering the transition period from October 31, 2004 to January 31, 2005 will be included in the Company's report on Form 10-QSB for the quarter ended March 31, 2005.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statement of Business Acquired

         The pro forma financial statements required by this Item will be filed by amendment within 75 days after January 17, 2005 (the closing date described in Item 2.01) or otherwise as soon as practicable.

         (b) Pro forma Financial Information

         The pro forma financial statements required by this Item will be filed by amendment within 75 days after January 17, 2005 (the closing date described in Item 2.01) or otherwise as soon as practicable.


         (c) Exhibits

          None.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FAMILY HOME HEALTH SERVICES INC.



Date: March 29, 2005                  /s/ Kevin R. Ruark
      --------------                  ------------------------------------------
                                      By:  Kevin R. Ruark
                                      Its: Chief Executive Officer and President


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